BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

April 26, 2007

TO:

HSBC Bank USA, National Association, not in its individual capacity, but solely as Trustee, for PHH Alternative Mortgage Trust, Series 2007-2

ATTENTION:

Client Manager, PHHAM 2007-2

TELEPHONE:

410-884-2009

FACSIMILE:

212-525-1300

TO:

Deutsche Bank AG, New York

ATTENTION:

Ms. Sue Valenti

TELEPHONE:

1-212-250-3455

FACSIMILE:

1-212-797-5152

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

RE:

Novation Confirmation

REFERENCE NUMBER(S):

FXNEC9410

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.  This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreement specified below.

1.

The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation.  In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.

The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Trade Date:	April 26, 2007
Novation Date:	April 26, 2007
Novated Amount:	USD 31,525,500
Transferor:	Deutsche Bank AG
Transferee:	HSBC Bank USA, National Association, not in its individual capacity, but solely as Trustee, for PHH Alternative Mortgage Trust, Series 2007-2
Remaining Party:	Bear Stearns Financial Products Inc.
New Agreement (between Transferee and Remaining Party):	The Master Agreement as defined in the New Confirmation

3.

The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

Trade Date of Old Transaction:	April 12, 2007
Effective Date of Old Transaction:	May 25, 2007
Termination Date of Old Transaction:	July 25, 2010

4.

The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A, including the Credit Support Annex attached hereto as Annex A.

Full First Calculation Period:	Applicable, commencing on May 25, 2007.

5.

Offices:

Transferor:	Not Applicable
Transferee:	New York
Remaining Party:	Not Applicable

 The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857.  The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction.  The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

Bear Stearns Financial Products Inc. By: _/s/ Michael Bellacosa Name: Michael Bellacosa Title: DPC Manager Date April 26, 2007	Deutsche Bank AG, New York By: _/s/ Susan Valenti_ As authorized agent or officer for Deutsche Bank AG, New York Name: Susan Valenti Title: Director Date April 26, 2007

PHH Alternative Mortgage Trust, Series 2007-2

By: HSBC Bank USA, National Association, not in its individual capacity, but solely as Trustee, for PHH Alternative Mortgage Trust, Series 2007-2

By: /s/ Fernando Acebedo

        Name: Fernando Acebedo

        Title: Vice President

        Date  April 26, 2007

Deutsche Bank AG, New York By: /s/ Robert Lopena As authorized agent or officer for Deutsche Bank AG, New York Name: Robert Lopena Title: Vice President Date April 26, 2007

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